変更契約書

株式会社メディスンプラス(メディスンプラス)、Beroni Group Ltd （Beroni）及び川口爲之（川口)、(総称して当事者ら）は、以下の契約を締結した。

(a) 2018年6月20日付の株式譲渡契約（原契約）
(b) 原契約に関連した2018年9月20日付の覚書
(c) 原契約に関連した2018年10月5日前後に締結した覚書

当事者らは以下の通り合意した。

当事者らが2018年10月5日前後に締結した覚書については、本契約（変更契約）により以下の通り変更される。

1. 本変更契約に別途の定義がない限り、本変更契約において使用される用語は、原契約において規定される意味と同じ意味を有するものとする。

譲渡決済日の延長

2. 当事者らは、譲渡決済日を2019年4月30日（又は当事者間で誠意をもって合意をした別の日）まで延期することに同意する

償還証券

3. 当事者らは、償還証券の満期日及び償還期日を譲渡決済日まで延期することに同意する。

表明

4. 川口は、川口が本変更契約を締結できること、及び、全ての株主を本変更契約に法的に拘束することができることを表明する。

原契約

5. 本変更契約は、原契約の不可分の一部とし、かつ、原契約の下の本変更契約において規定されていない事項がある場合は、原契約の条件が適用される。

以上の証として、本変更契約が締結されたことを証明するために、本変更契約は 3 通作成され、かつ、署名押印後、各当事者は写しを 1 通保有するものとする。

2018 年 11 月 23 日付

株式会社メディスンプラス

松原市三宅中7丁目9番7号
株式会社 メディスンプラス
代表取締役 川口爲之

Beroni Group Ltd

川口爲之

大阪市北区天満橋1丁目1番38号
川口爲之

Variation Agreement

Medicine Plus Co., Ltd (**Medicine Plus**), Beroni Group Ltd (**Beroni**) and Kawaguchi Tameyuki (**Kawaguchi**), (collectively, the **Parties**) have entered into the following agreements:

(a) Share Transfer Agreement dated 20 June 2018 (**Original Agreement**);
(b) Memorandum dated 20 September 2018 in relation to the Original Agreement; and
(c) Memorandum entered into on or about 5 October 2018 in relation to the Original Agreement.

The Parties hereby agree as follows:

The memorandum entered into by the Parties on or about 5 October 2018 is varied by this agreement (**Variation Agreement**) as follows

1. Except as otherwise defined in this Variation Agreement, the terminology used in this Variation Agreement shall have the same meaning as prescribed in the Original Agreement.

Extension of Transfer Settlement Date

2. The Parties agree to extend the Transfer Settlement Date to 30 April 2019 (or such other date as may be agreed between the Parties acting in good faith).

Redeemable notes

3. The Parties agree to extend the maturity date and redemption date of the redeemable notes to the Transfer Settlement Date.

Representations

4. Kawaguchi warrants that he can enter into, and bind all Shareholders to this Variation Agreement.

Original Agreement

5. This Variation Agreement forms an integral part of the Original Agreement, and in the case of any matters not provided for in this Variation Agreement under the Original Agreement, the terms of the Original Agreement will apply.

In WITNESS WHEREOF, to prove that this Variation Agreement has been entered into, this Variation Agreement has been prepared in triplicate, and after they are signed and seals have been affixed thereto, each party shall retain a copy.

Dated this 23rd day of November 2018

Medicine Plus Co., Ltd:

松原市三宅中7丁目9番7号
株式会社 メディスンプラス
代表取締役 川口爲之

Beroni Group Ltd:

Kawaguchi Tameyuki:

Tameyuki Kawaguchi



